Capital structure financial policies	12 Months Ended
Dec. 31, 2023
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital structure financial policies	Capital structure financial policies
Our objective when managing capital is to maintain a flexible capital structure that optimizes the cost and availability of capital at acceptable risk levels.
In the management of capital and in its definition, we include owners’ equity (excluding accumulated other comprehensive income), long-term debt (including long-term credit facilities and any hedging assets or liabilities associated with our long-term debt, net of amounts recognized in accumulated other comprehensive income and excluding lease liabilities) and cash and cash equivalents. We manage capital by monitoring the financial covenants in our credit facility (Note 16—Long-term debt).
We manage our capital structure and make adjustments to it in light of changes in economic conditions and the risk characteristics of our business. In order to maintain or adjust our capital structure, we may issue new shares, issue new debt with different terms or characteristics, which may be used to replace existing debt, or pay down our debt balance with cash flows from operations.
On February 3, 2021, we completed our IPO and issued 21 million subordinate voting shares at $25.00 per share. Net cash proceeds were used to repay a portion of outstanding borrowings under our credit agreement.
In connection with our acquisition of WillowTree on January 3, 2023, we amended and expanded our existing credit facility to an aggregate $2.0 billion facility, consisting of an $800 million revolving credit facility and $1.2 billion in term loans payable in five years (see Note 14(c)—Intangible assets and goodwill—Business acquisitions for additional details on the acquisition of WillowTree, and Note 16(b)—Long-term debt—Credit facility for additional details on our credit facility).